UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2018

FS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Washington	001-35589	45-4585178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 220th Street SW, Suite 200, Mountlake Terrace, Washington	98043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (425) 771-5299

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

FS Bancorp, Inc. is filing this Current Report on Form 8-K/A to correct that its basic and diluted earnings per share for the six months ended June 30, 2018 were $2.40 and $2.28, rather than what was previously reported as $2.39 and $2.27, respectively.

Item 2.02  Results of Operations and Financial Condition

On July 26, 2018,  FS Bancorp, Inc., the parent corporation of 1st Security Bank of Washington, issued its original earnings release for the quarter ended June 30, 2018.   On August 3, 2018 it issued a corrected release correcting two numbers in the original release. A copy of the corrected news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

The following exhibit  is being filed herewith and this list shall constitute the exhibit index:

99.1	Corrected press release of FS Bancorp, Inc. dated August 3, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2018	FS BANCORP, INC.

/s/Matthew D. Mullet
Matthew D. Mullet
Chief Financial Officer
(Principal Financial and Accounting Officer)